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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)   July 27, 1998
                                                             -------------

                               NEOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in its charter)



          Delaware                    0-28782                93-0979187
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 (State or other jurisdiction       (Commission             (IRS Employer
      (of incorporation)            File Number)          Identification No.)


             157 Technology Drive, Irvine, California               92618
             -------------------------------------------------------------
             (Address of principal executive offices)             (Zip Code)


          Registrant's telephone number, including area code:    (949) 788-6700
                                                                 --------------


                                    Not Applicable
                          ----------------------------------
             (Former name or former address, if changed since last report)
                   (Telephone area code changed from (714) to (949)

                              Exhibit Index on Page 3



                                    Page 1 of 5

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Item 5.   Other Events

     Reference is made to the press release issued to the public by the Registrant on July 27, 1998, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.   EXHIBITS

             EXHIBIT:
             --------
               99.1           PRESS RELEASE DATED JULY 27, 1998.



                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NEOTHERAPEUTICS, INC.



Date:  July 27, 1998                        By: /s/ SAMUEL GULKO
                                                -----------------------
                                                Samuel Gulko
                                                Chief Financial Officer





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                                   EXHIBIT INDEX




     EXHIBITS                                       DESCRIPTION
     --------                                       -----------

       99.1                               Press Release dated July 27, 1998





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